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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JUNE 30, 1999


                              IN HOME HEALTH, INC.
             (Exact name of registrant as specified in its charter)


           MINNESOTA                       0-17490              41-1458213
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          File Number)       Identification No.)


CARLSON CENTER, SUITE 500
601 CARLSON PARKWAY
MINNETONKA, MINNESOTA                                            55305-5214
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: 612-449-7500
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Item 1. Changes in Control of Registrant

                  The Registrant is filing this Form 8-K to set forth on the attached exhibit the names and numbers of shares of the Registrant's common stock owned by the Registrant's officers and directors or by persons or entities which, to the Registrant's knowledge, own five percent or more of the Registrant's outstanding common stock, in each case as of June 30, 1999. The Registrant is filing this information in the belief that it will demonstrate that as of the date of this filing the Registrant satisfies the public float requirement for listing its common stock on the NASDAQ National Market. There is no assurance as to such continued listing.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     99.1     Security Ownership of Certain Beneficial Owners and Management


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       IN HOME HEALTH, INC.
                                       Registrant


Date:  July 27, 1999                   /s/ Robert J. Hoffman, Jr.
      ---------------                  ---------------------------
                                       Robert J. Hoffman, Jr.
                                       Chief Financial Officer